UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2026

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion (the “Closing”) on July 31, 2026 by Liberty Global Holding B.V. (“Ziggo Group” or the “Company”) of the acquisition from Vodafone Europe B.V. (“Vodafone”) and Vodafone International 1 S.à r.l. (together, the “Vodafone Sellers”), subsidiaries of Vodafone Group Plc, of (i) all of the issued and outstanding shares held by Vodafone in VodafoneZiggo Group Holding B.V. (“VodafoneZiggo”), representing 50% of the issued share capital of VodafoneZiggo, and (ii) all of the shareholder loans held by Vodafone International 1 S.à r.l. in VodafoneZiggo Group B.V. (collectively, the “Transaction”). The Transaction was completed pursuant to the Sale and Purchase Agreement, dated February 18, 2026 (the “Sale and Purchase Agreement”), by and among the Vodafone Sellers, the Company and Liberty Global Broadband I Limited, a subsidiary of Liberty Global Ltd. (“Liberty Global”) that was previously disclosed on the Current Report on Form 8-K of Liberty Global filed on February 24, 2026. Following a series of reorganization transactions, the Company owns, directly or indirectly, all of the equity interests in Telenet Group Holding NV/SA (“Telenet”) and VodafoneZiggo group. With respect to the 66.8% in Wyre Holding BV owned directly or indirectly by Telenet, the Company owns, directly or indirectly, a 50% minus one share of the economic interest of Telenet’s interest in Wyre Holding BV (with the remaining 50% plus one share of the economic interest being for the benefit of Liberty Global only). As previously disclosed, Liberty Global intends to distribute its entire equity interest in Ziggo Group to Liberty Global’s shareholders and list the shares of Ziggo Group on the Euronext Amsterdam stock exchange (the “Spin Transaction”).

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Shareholders’ Agreement

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On July 31, 2026, in connection with the completion of the Transaction, the Company, a subsidiary of Liberty Global, Liberty Global Broadband I Limited and Vodafone entered into a shareholders’ agreement relating to the Company (the “Shareholders’ Agreement”), pursuant to which the parties established the Company’s post-Closing governance framework and addressed related shareholder rights and obligations, including those summarized below.

The Shareholders’ Agreement provides that, if the Spin Transaction has not occurred eighteen months following the effective date of the Transaction, Vodafone will be entitled to appoint one director to the Company’s supervisory board. The Shareholders’ Agreement also provides Vodafone with minority investor protections, including consent rights over related party transactions and certain actions of the Company affecting Vodafone’s rights or economic interests and information rights, and the right to require the Company to make certain distributions if specified conditions are met.

In addition, the Shareholders’ Agreement contains customary restrictions on transfers of Company shares, including a pre-listing lock-in period applicable to certain transfers, rights of first offer, tag-along and drag-along rights, and provisions relating to sales, listings and winding up of the Company.

The foregoing description of the Shareholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders’ Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The aggregate consideration payable to the Vodafone Sellers under the Sale and Purchase Agreement consisted of:

•€1.0 billion in cash, subject to customary locked-box adjustments for leakage; and

•the issuance by the Company to Vodafone at Closing of Class B ordinary shares representing 10% of the issued share capital of the Company.

Following completion of the Transaction, the Company owns 100% of the issued share capital of the VodafoneZiggo group, and Vodafone holds a minority equity interest in the Company.

In connection with the completion of the Transaction, the existing shareholders’ agreement governing VodafoneZiggo was terminated. In addition, the Company and its shareholders entered into the Shareholders’ Agreement described under Item 1.01 above.

Certain agreements, including new and continuing service agreements, between VodafoneZiggo, Vodafone and Liberty Global have been put in place further to the terms agreed in the context of the Transaction, and the Company group is furthermore expected to enter into certain services agreements with entities of the Liberty Global group.

The foregoing description of the Sale and Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale and Purchase Agreement, which was filed as Exhibit 10.1 to Liberty Global’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2026 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Spin Transaction, the listing of the Ziggo Group shares for trading on the Euronext Amsterdam stock exchange (“Euronext”) and other information and statements that are not historical fact. These forward-looking statements are subject to certain risks and uncertainties, some of which are beyond our control, that could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties include the risk that we do not receive shareholder approval for the Spin Transaction and/or related matters, our ability to satisfy the other conditions to the Spin Transaction on the expected timeframe or at all, the approval of the shares of Ziggo Group for listing on Euronext and the development of a trading market for them, the Liberty Global Board of Directors’ discretion to decide not to complete the Spin Transaction for any reason, our ability to realize the expected benefits from the Spin Transaction, unanticipated difficulties or costs in connection with the Spin Transaction, Ziggo Group’s ability to successfully operate as an independent public company and maintain its relationships with material counterparties after the Spin Transaction and other factors detailed from time to time in our filings with the Securities and Exchange Commission, including those discussed in the “Risk Factors” section of Liberty Global’s most recent Annual Report on Form 10-K and in Liberty Global’s other filings with the SEC.

These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You are cautioned not to place undue reliance on any forward-looking statement.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

Any financial statements required pursuant to this Item 9.01(a) in relation to the Transaction will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date by which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required pursuant to this Item 9.01(b) in relation to the Transaction will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date by which this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Exhibit Name

10.1*+	Shareholders' Agreement, dated July 31, 2026, by and among Liberty Global Holding B.V., Liberty Global Broadband I Limited and Vodafone Europe B.V.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*Certain schedules, exhibits and annexes (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish supplemental copies of any of the omitted attachments upon request by the SEC.

+ Certain portions of this exhibit are omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are not material and are the type that the registrant treats as private or confidential. The Registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: August 6, 2026